UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: January 31, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


         1-4682                                           22-1326940
(Commission File Number)                       (IRS Employer Identification No.)



                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Approval of Incentive Payments for 2006
---------------------------------------

On January 31, 2007, the Compensation Committee of the Board of Directors approved incentive payments for the 2006 fiscal year to corporate officers and key employees under the Thomas & Betts Corporation Management Incentive Plan (the "Plan"). In addition, the Compensation Committee used its authorized discretion to approve an exception that represented less than 2% of the total incentive paid to the Company's Chief Operating Officer under the Plan. The exception related to a working capital adjustment that affected the Chief Operating Officer's incentive while he was President of the Company's electrical division. In 2006 the Chief Operating Officer received incentives under the Plan that were pro-rated between the periods during which he was President of the electrical division and subsequently Chief Operating Officer.

The criteria used under the Plan for the executive officers consisted of achievements in increases in earnings before interest and taxes, and achievements of targets for working capital measured as a percentage of the Company's net sales.

Approval of Incentive Criteria for 2007
---------------------------------------

Additionally, the Compensation Committee of the Board of Directors approved the criteria for incentive payments to corporate officers and key employees under the Thomas & Betts Corporation Management Incentive Plan for the 2007 fiscal year. Incentive payments will be based on achievements in increases in earnings before interest and taxes, and achievements of targets for working capital, measured as a percentage of the Company's net sales.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2007, Thomas & Betts Corporation, by a press release furnished as
Exhibit 99 to this report, and incorporated herein by reference, announced the financial results for the fourth quarter and fiscal year ended December 31, 2006.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

     99       Press Release dated February 5, 2007

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Thomas & Betts Corporation
                                                   (Registrant)


                                                   By: /s/ W. David Smith, Jr.
                                                   -----------------------------
                                                   W. David Smith, Jr.
                                                   Assistant General Counsel and
                                                   Assistant Secretary



Date:  February 5, 2007

                                  Exhibit Index


Exhibit           Description of Exhibit
-------           ----------------------

99                Press Release dated February 5, 2007